Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Pharmacyclics, Inc., a Delaware corporation (the "Company"), on Form 10-Q for the quarter ending March 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Richard A. Miller, M.D., President and Chief Executive Officer of the Company, certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/    RICHARD A. MILLER, M.D.

Richard A. Miller, M.D.
President and Chief Executive Officer
May 9, 2006

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Pharmacyclics, Inc, a Delaware corporation (the "Company"), on Form 10-Q for the quarter ending March 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Leiv Lea, Vice President, Finance and Administration and Chief Financial Officer and Secretary of the Company, certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/   LEIV LEA

Leiv Lea
Vice President, Finance and Administration
and Chief Financial Officer and Secretary
May 9, 2006